EXHIBIT 10.10
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

AMENDMENT NUMBER 25

TO

Special Business Provisions (SBP) BCA-MS-65530-0019

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

THIS AMENDMENT NUMBER 25 (“Amendment No. 25”) to Special Business Provisions BCA-MS-65530-0019 is made as of the last date executed below (the “Effective Date”) by and between Spirit AeroSystems, Inc., a Delaware corporation having its principal office in Wichita, Kansas (“Spirit”) and The Boeing Company, a Delaware corporation, acting by and through its division, Boeing Commercial Airplanes (“Boeing”). Hereinafter, Spirit and Boeing may be referred to jointly as the “Parties”.

BACKGROUND

A.
The Parties have entered into the General Terms Agreement, GTA BCA-65520-0032, dated June 16, 2005 as amended from time to time (the “GTA”), the Special Business Provisions, BCA-MS-65530-0019, dated June 16, 2005 as amended from time to time (the "SBP"), the Memorandum of Agreement: 787 Interim Price Agreements, dated November 21, 2014, and the Collective Resolution Memorandum of Understanding, dated August 1, 2017, and now desire to again amend the SBP.

B.
This Amendment No. 25 incorporates the agreements set forth in the Collective Resolution Memorandum of Understanding dated August 1, 2017; the CY2015 Annual Shipset Price Adjustment for changes committed on and before December 31, 2015 and which are effective on or before Shipset Line Number [*****]; the CY2016 Annual Shipset Price Adjustment for changes committed on and before December 31, 2016 and which are effective on or before Shipset Line Number [*****] (limited to the [*****] percent ([*****]%) nonrecurring allocation resulting from the CY2016 Annual Shipset Price Adjustment Change list due at Line Number [*****] under Attachment 16 Section C.3.1.2); and the annual update of the traveled work cost estimating relationship values.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt, and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

1.
The SBP is hereby amended by deleting the SBP Table of Contents listing of Attachments and replacing it in its entirety with a new Table of Contents listing of Attachments, attached hereto as Exhibit 1.

2.	The SBP is hereby amended by deleting the SBP Table of Amendments Page 4 and replacing it in its entirety with a new Table of Amendments Page 4, attached hereto as Exhibit 2.

3.	The SBP is hereby amended by deleting SBP Section 3.2.1 “Production Rates” and replacing it in its entirety with the new SBP Section 3.2.1, attached hereto as Exhibit 3.

4.
The SBP is hereby amended by deleting SBP Section 4.1.3 “Shipset Price for Shipsets [*****] Through Year End [*****]” and replacing it in its entirety with a new SBP Section 4.1.3, attached hereto as Exhibit 4.

5.	The SBP is hereby amended by deleting SBP Section 4.2 “Derivative Pricing” and replacing it in its entirety with a new SBP Section 4.2, attached hereto as Exhibit 5.

6.
The SBP is hereby amended by deleting SBP Section 4.3.1.1 “[*****] Prices for Spare Parts Not Listed in SPPC” and replacing it in its entirety with a new SBP Section 4.3.1.1, attached hereto as Exhibit 6.

7.	The SBP is hereby amended by deleting SBP Section 4.10 “Risk Sharing” and replacing it in its entirety with a new SBP Section 4.10, attached hereto as Exhibit 7.

8.	The SBP is hereby amended by adding a new SBP Section 4.12 “Cost Reduction Achievement Credit”, attached hereto as Exhibit 8.

9.	The SBP is hereby amended by deleting SBP Section 5.2.1 “Payment Due Date” and replacing it in its entirety with a new SBP Section 5.2.1, attached hereto as Exhibit 9.

10.	The SBP is hereby amended by deleting SBP Section 7.2.1 “Changes” and replacing it in its entirety with a new SBP Section 7.2.1, attached hereto as Exhibit 10.

11.	The SBP is hereby amended by deleting SBP Section 7.2.2 “Annual Price Adjustments” and replacing it in its entirety with a new SBP Section 7.2.2, attached hereto as Exhibit 11.

12.	The SBP is hereby amended by deleting SBP Section 7.5.1 “Total Cost Management” and replacing it in its entirety with a new SBP Section 7.5.1, attached hereto as Exhibit 12.

13.	The SBP is hereby amended by deleting SBP Section 7.8.2 “SBP Amendment” and replacing it in its entirety with a new SBP Section 7.8.2, attached hereto as Exhibit 13.

14.	The SBP is hereby amended by deleting SBP Section 8.1 “Quality Assurance Requirements” and replacing it in its entirety with a new SBP Section 8.1, attached hereto as Exhibit 14.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

15.	The SBP is hereby amended by deleting SBP Section 11.2 “Reimbursement for Repairs” and replacing it in its entirety with a new SBP Section 11.2, attached hereto as Exhibit 15.

16.	The SBP is hereby amended by deleting SBP Section 12.6 “Source Selection” and replacing it in its entirety with a new SBP Section 12.6, attached hereto as Exhibit 16.

17.
The SBP is hereby amended by deleting SBP Section 12.8.1 “Boeing Furnished Material; Bonded Stores Requirements” and replacing it in its entirety with a new SBP Section 12.8.1, attached hereto as Exhibit 17.

18.	The SBP is hereby amended by deleting SBP Attachment 1 “Work Statement and Pricing” and replacing it in its entirety with a new SBP Attachment 1, attached hereto as Exhibit 18.

19.
The SBP is hereby amended by deleting SBP Attachment 2 “Production Article Definition and Contract Change Notices” and replacing it in its entirety with a new SBP Attachment 2, attached hereto as Exhibit 19.

20.	The SBP is hereby amended by deleting SBP Attachment 3 “Price Status and Summary Tables” and marking it as “Reserved”, attached hereto as Exhibit 20.

21.	The SBP is hereby amended by deleting SBP Attachment 7 “Priced Parts List and Spares Pricing” and replacing it in its entirety with a new SBP Attachment 7, attached hereto as Exhibit 21.

22.
The SBP is hereby amended by deleting SBP Attachment 10 Section A10.3.1 “Relocation/Subcontract Notification” and replacing it in its entirety with a new SBP Attachment 10 Section A10.3.1, attached hereto as Exhibit 22.

23.	The SBP is hereby amended by deleting SBP Attachment 16 “Pricing Methodologies” and replacing it in its entirety with a new SBP Attachment 16, attached hereto as Exhibit 23.

24.	The SBP is hereby amended by deleting SBP Attachment 26 “Total Cost Management” and replacing it in its entirety with a new SBP Attachment 26, attached hereto as Exhibit 24.

25.	The SBP is hereby amended by deleting SBP Attachment 27 “Risk Sharing” and replacing it in its entirety with a new SBP Attachment 27, attached hereto as Exhibit 25.

26.
The SBP is hereby amended by deleting SBP Attachment 28 “Business Case for Rates Greater Than [*****] Shipsets Per Month” and replacing it in its entirety with a new SBP Attachment 28, attached hereto as Exhibit 26.

27.	The SBP is hereby amended by adding a new SBP Attachment 30 “Cost Reduction Achievement Credit”, attached hereto as Exhibit 27.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

28.
Within [*****] days following the Effective Date Spirit shall pay Boeing a net amount of $[*****], inclusive of 2015 and 2016 risk sharing payments. No other adjustments shall be made to the prices previously paid by Boeing to Spirit for Shipsets prior to line unit [*****].

29.
Within [*****] days following the Effective Date, the Parties shall determine the amount by which the aggregate price paid by Boeing to Spirit for line unit [*****] through the last line unit delivered by Spirit to Boeing on or before October 1, 2017 exceeds the aggregate price for such line units calculated pursuant to the pricing set forth in SBP Attachment 1. Spirit shall pay such excess amount no later than October 31, 2017. The Parties shall also make such a determination and make such payment no later than November 30, 2017 for line units delivered after October 1, 2017.

30.
Entire Agreement. Except as otherwise indicated in this Amendment No. 25, all terms defined in the GTA or SBP shall have the same meanings when used in this Amendment No. 25. This Amendment No. 25 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter of this Amendment No. 25, and this Amendment No. 25 supersedes all previous agreements between the Parties relating to the subject matter of Amendment No. 25, whether written or oral, including, but not limited to, the Memorandum of Agreement: 787 Interim Price Agreements, dated November 21, 2014, and the Collective Resolution Memorandum of Understanding, dated August 1, 2017. The GTA and SBP shall remain in full force and effect and are not modified, revoked, or superseded except as specifically stated in this Amendment No. 25.

31.
No Admission of Liability. No Precedential Value. The Parties acknowledge that this Amendment No. 25 reflects a compromise resolution by the Parties of certain claims and that nothing contained in this Amendment No. 25 constitutes or will be construed as an acknowledgement or admission of liability or absence of liability in any way on the part of the Parties, each of which expressly denies any liability or wrongdoing in connection with such claims, and the Parties agree not to issue any public statement or comment to the contrary. The Parties agree that this Amendment No. 25, and the terms and conditions hereof, including without limitation the figures used to reach all pricing and payment figures herein, will have no precedential value and therefore will not be used in support or defense of any other claim arising from the Parties’ contracts.

32.	Governing Law. This Amendment No. 25 will be governed by the laws of the state of Washington exclusive of Washington’s conflict of laws principles.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

33.
Order of Precedence. In the event of a conflict between the terms of this Amendment No. 25 and either the SBP or GTA, the terms of this Amendment No. 25 shall have precedence with respect to the subject matter of this Amendment No. 25.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 25 as of the last date of execution set forth below.

The Boeing Company			Spirit AeroSystems Inc.
Acting by and through its division
Boeing Commercial Airplanes

By:	/s/ Jeff Will	By:	/s/ Mike Kurimsky

Name:	Jeff Will	Name:	Mike Kurimsky

Title:	Procurement Agent	Title:	Sr. Manager, 787 Contracts

Date:	9-22-17	Date:	9-22-17

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 1

Signature Page

Attachment 1     Work Statement and Pricing
Attachment 2    Production Article Definition and Contract Change Notices
Attachment 3    [Reserved]
Attachment 4    Work Statement Documents
Attachment 5    Boeing AOG Coverage
Attachment 6    Boeing AOG Shipping Notification
Attachment 7    Priced Parts List and Spares Pricing
Attachment 8    Spirit Data Submittals
Attachment 9    On-Site Terms and Conditions Supplement
Attachment 10    Quality Assurance Requirements
Attachment 11    Second Tier Report
Attachment 12    Non-U.S. Procurement Report Form
Attachment 13    [Reserved]
Attachment 14    Production Article Delivery Schedule
Attachment 15    Schedule Change Examples
Attachment 16    Pricing Methodologies
Attachment 17    Commercial Invoice Requirements (Customs Invoice) For Imports
into the United States
Attachment 18    Abnormal Escalation
Attachment 19    [Reserved]
Attachment 20    Bonded Stores Requirements
Attachment 21    Boeing Furnished Material and Inventory Reporting Form
Attachment 22    Compliance and Cooperation regarding orders, Permits and
Approvals
Attachment 23    Derivatives and Mission Improvement Performance to Plan
Attachment 24    Anti-Lobbying Certificate
Attachment 25    Incentive Payment
Attachment 26    Total Cost Management
Attachment 27    Risk Sharing
Attachment 28    Business Case for Rates Greater Than 14 Shipsets Per Month
Attachment 29    Incentive Payment for Quality
Attachment 30    Cost Reduction Achievement Credit

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 2

AMENDMENTS

Number 23 24 25
Description

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

Annual Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, 3, and 27
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

MOU Dated 8-1-17 (Collective Resolution)
Amended SBP Sections 3.2.1, 4.1.3, 4.2, 4.3.1.1, 4.10, 4.12, 5.2.1, 7.2.1, 7.2.2, 7.5.1, 7.8.2, 8.1, 11.2, 12.6, and 12.8.1
Updated SBP Attachments 1, 2, 3, 7, 10, 16, 26, 27, 28, and 30
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1, 2, and 27
Annual Shipset Price Adjustment thru Line Number [*****]
Updated SBP Attachments 1 and 2
Boeing Performed Rework and Repair
Updated SBP Attachment 16 Table A.1

	Date 8/3/15 12/16/15 9/22/17	Approval J. Loomis L. Hampton J. Loomis L. Hampton J. Will M. Kurimsky

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 3

3.2.1	Production Rates
This SBP contains no minimum or maximum production rates. Spirit is responsible for capitalization to support a production rate of twelve (12) Shipsets per month.
Spirit will implement a production rate of fourteen (14) Shipsets per month [*****] months from when Boeing directs such a production rate increase in writing. Boeing will pay Spirit [*****] dollars ($[*****]) within [*****] days following issuance of such direction. Boeing will accelerate deliveries of Boeing Furnished Material, also referred to as Partner Managed Inventory (“PMI”), as reasonably necessary to support Spirit’s start of fourteen (14) Shipsets per month.

For the first occurrence exceeding fourteen (14) Shipsets per month, Spirit acknowledges that production rates can be reached within a commercially reasonable lead time. Boeing will provide market and backlog data to Spirit prior to Boeing’s decision to increase the production rate and to assist the Parties in determining Spirit’s overall business case.

At the time of the Boeing decision to increase the production rate above fourteen (14) Shipsets per month, if Spirit requires capital investments to attain the desired rate, a contribution margin calculation as specified in SBP Attachment 28 shall be utilized to determine if the additional revenue will reasonably recover Spirit’s estimate of its capital investments. In the event this calculation does not project recovery of Spirit’s investments, then Boeing and Spirit will negotiate an equitable price adjustment.

Spares requirements are in addition to production. Spirit shall support all Spares. (For capacity planning purposes only, a reasonable estimate at the time of execution of this SBP is an average of [*****] Shipsets per month.)

For the avoidance of doubt, nothing in this SBP Section 3.2.1 shall affect the provisions of SBP Section 3.3.7 and Attachment 23, “Derivatives and Mission Improvement”.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 4

4.1.3	Shipset Price for Shipsets 1406 and Beyond

Pricing for Shipsets 1406 and beyond shall be negotiated by the Parties, and the Parties will begin negotiating twenty-four (24) months prior to the scheduled delivery date for Shipset 1405.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 5

4.2	Derivative Pricing
The initial pricing for any future Derivatives shall be mutually agreed by the Parties in good faith.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 6
4.3.1.1    [*****] Prices for Spare Parts Not Listed In SPPC
Spare Parts not yet incorporated into the SPPC shall first be priced based on the [*****]. These [*****] shall be listed in the SPPC. In the event the [*****] is not identified in the SPPC, Spare Parts shall be priced based on the [*****]. Any Spare Part priced in this manner shall be discretely priced in the next revision of the SPPC. [*****] shall be documented in the SPPC and such [*****] shall be updated each time the SPPC is updated.
Standard parts shall not be discretely listed in the SPPC, however, [*****] pricing for families of standards shall be established and listed in the SPPC to facilitate ordering and payment of such standard parts in the event Boeing should require such standard parts.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 7

4.10	Risk Sharing
The Shipset Price for Shipsets [*****] and [*****] shall be subject to a supplemental payment or credit as provided in SBP Attachment 27 “Risk Sharing”. Any resulting payment shall be due upon amendment of the SBP in accordance with SBP Section 7.8.2 and as provided in SBP Section 5.0. For any resulting credit, Boeing shall be entitled to either (a) set off the amount of such credit against any amounts payable to Spirit hereunder or (b) invoice Spirit for the amount of such costs and expenses, and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct (proper) invoice.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 8

4.12	Cost Reduction Achievement Credit

Shipsets [*****] shall be subject to a cost reduction achievement credit evaluated as provided in SBP Attachment 30 “Cost Reduction Achievement Credit”.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 9

5.2.1	Payment Due Date
Unless otherwise provided pursuant to a written agreement between the Parties, payment for all Products delivered before [*****] shall be net [*****] days, and payment for all subsequent Products shall be net [*****] days. In the event Spirit is able to implement payment terms of net [*****] days prior to [*****], Spirit shall notify Boeing and Boeing shall make such change.
Except as otherwise provided pursuant to a written agreement between the Parties, payment due dates, including discount periods, shall be computed from (a) the actual date of delivery of the Product, (b) the date of receipt of a correct (proper) invoice for such Product or (c) the scheduled delivery date of such Product, whichever is last. Unless freight and other charges are itemized, any discount shall be taken on the full amount of the invoice. Boeing shall notify Spirit AeroSystems, Inc. in a timely manner if it receives an invoice it believes to be incorrect or improper. All payments are subject to adjustment for shortages, credits and rejections. When practical, Boeing shall consult with Spirit AeroSystems, Inc. regarding any adjustments.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 10

7.2.1	Changes
Except as stated in this SBP Section 7.2.1, Changes authorized by Boeing on or before [*****] that are first effective at Shipset [*****] or earlier, are hereby incorporated into the SBP and are not subject to any Price adjustment. Changes authorized by Boeing in accordance with SBP Section 6.1 subsequent to [*****] that are first effective for Shipsets after Shipset [*****], are subject to Price adjustment in accordance with SBP Sections 7.2.2 and 7.2.3.
The CY2017 Annual Shipset Price Adjustments to be completed in accordance with SBP Section 7.2.2 for recurring shall require a comparison of the configurations of Shipset [*****] (787-8), Shipset [*****] (787-9), and Shipset [*****] (787-10) to the Shipset configurations of the line number of the last Section 41 units delivered by Spirit to Boeing in calendar year 2017 for each model. For all CY2017 Annual Shipset Price Adjustments, the Shipset Price adjustments shall be effective beginning with the line number of the first Section 41 Shipset delivered by Spirit on or after [*****].
Changes authorized by Boeing after [*****] that are first effective from Shipsets [*****] shall be subject to Price adjustment for nonrecurring work in accordance with SBP Section 7.2.2 and SBP Attachment 16 Section C.3.1.2. For the avoidance of doubt, the [*****] percent ([*****]%) amortized value for such changes shall not apply in the CY2017 Annual Shipset Price Adjustments calculations and is considered closed.
Only those changes authorized in writing by Boeing as provided in the Administrative Agreement shall be subject to a Price adjustment pursuant to this SBP Section 7.0. In the event Boeing has formally delegated authority to Spirit to issue engineering design changes independently of Boeing, Spirit shall provide a monthly summary to Boeing’s Procurement Representative of such changes and their anticipated impact to Spirit costs. Provided these conditions are met, such changes shall be considered authorized in writing by Boeing.
When requested by Boeing, Spirit shall participate in and support the evaluation of any change prior to its authorization. This may include, but not be limited to, Spirit cost analysis in a manner that supports timely program decision making, and other processes to be jointly developed by Boeing and Spirit to maintain change visibility by means of tracking and approval processes.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 11

7.2.2	Annual Shipset Price Adjustments
A separate annual adjustment to Shipset Prices for each model (“Annual Shipset Price Adjustment”) shall be developed using the pricing methodology described in SBP Attachment 16 "Pricing Methodologies".

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 12

7.5.1	Total Cost Management
Boeing and Spirit shall engage in a process herein known as Total Cost Management ("TCM"). Boeing and Spirit shall each identify cost reduction opportunities and work together for implementation. Each Party shall fund and be responsible for those Nonrecurring costs associated with cost reduction activities that are consistent with their RAAs as generally defined by the scope of the SBP and as set forth in SBP Attachment 4 “Work Statement Documents”. Spirit shall provide certain data to Boeing sufficient to guide cost reduction activities, as specified in SBP Attachment 26. Executive reviews will be conducted from time to time to assess progress of cost reduction activities.
Boeing shall provide at its cost dedicated personnel and engineering resources to Spirit to enable opportunities to reduce costs in an efficient manner. Such opportunities shall include, but not be limited to, raw material cost ([*****]), limited source suppliers, source-controlled drawing parts, and further reductions on supply chain optimization parts (i.e. should-cost pricing).
For purposes of benchmarking and sharing best practices, Boeing shall provide its champion factory performance metrics for 787 Section 47 and 787 Section 48 to Spirit on a regular basis (at least quarterly). Such metrics shall include, but not be limited to, hours per unit, flow days, headcount, and OPE/OEE.
The Parties shall utilize the TCM program set forth in SBP Attachment 26, which sets forth the general methodology to be used by the Parties to identify and implement cost reduction opportunities.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 13

7.8.2	SBP Amendment
Each adjustment to Shipset Prices, Research and Development Prices and Other D&MI Nonrecurring Work Prices shall be set forth in an amendment to this SBP. Unless the Parties shall agree otherwise, this SBP shall be amended to reflect adjustments to such Prices hereunder twice each calendar year while any work is being performed under the provisions of Attachment 23, or otherwise once each calendar year.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 14

8.1	Quality Assurance Requirements
In addition to those general quality assurance requirements set forth below, the work performed under this SBP shall be in accordance with the requirements set forth in SBP Attachment 10 “Quality Assurance Requirements.”
Spirit agrees to work with Boeing to align on information required to support Boeing’s obligations to the FAA with respect to work transfers and implement an appropriate periodic review cadence.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 15

11.2	Reimbursement for Repairs
Pursuant to this SBP Section 11.2, for those costs and expenses for the completion, repair or rework of Products incurred by Boeing after [*****], and not reimbursed as set forth in paragraph 2 of this SBP Section 11.2, Boeing will either: (1) advise Spirit quarterly, within [*****] days after the end of each calendar quarter, of the total costs and expenses incurred for repair of Products by Line Unit for those Aircraft delivered by Boeing to its Customers in the prior calendar quarter; or (2)  upon implementation by Boeing of automated systems, which shall be coordinated with Spirit prior to implementation, notify Spirit of costs and expenses incurred for each individual repair. Spirit shall notify Boeing within [*****] days after receipt of such advice of any errors detected by Spirit in, or any other disagreements by Spirit with, Boeing’s estimate of costs and expenses. Boeing and Spirit shall promptly resolve such errors in a fair and equitable manner. Furthermore, Boeing agrees to provide any supplemental information related to the statement of work for the repair of Products as reasonably requested by Spirit and Spirit shall have the right to verify such information at Boeing’s facilities. Spirit’s failure to so notify Boeing shall be deemed to be an acceptance of Boeing’s determination of such costs and expenses. Boeing shall be entitled to either (a) set off the amount of such costs and expenses against any amounts payable to Spirit hereunder or (b) invoice Spirit for the amount of such costs and expenses, and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct (proper) invoice.
For those costs and expenses for the completion, repair or rework of Products incurred by Boeing prior to [*****], and for work planned in Boeing’s manufacturing systems prior to [*****], the total reimbursement of all Boeing costs and expenses prior to [*****] is [*****] dollars ($[*****]). The full recovery of such Boeing costs and expenses shall be a set off of [*****] dollars ($[*****]) per Shipset for Shipsets [*****]. This recovery schedule is included in SBP Attachment 1. This recovery schedule is exclusive to those costs and expenses for the completion, repair or rework of Products incurred by Boeing prior to [*****], and for work planned in Boeing’s manufacturing systems prior to [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 16

12.6	Source Selection
During the term of this SBP, Spirit agrees to work with Boeing to identify and implement opportunities to introduce into its sub-contract base substantial changes in manufacturing procedures, manufacturing technology, process specifications, and alternate sourcing to lower cost subcontractors. Spirit and Boeing shall periodically review the implementation of these opportunities and evaluate the sharing of cost savings in accordance with SBP Section 7.5 “Total Cost Management”. Notwithstanding the foregoing, Spirit shall retain the right to select all subcontractors in its sole discretion, except as otherwise provided in the following paragraph.
In addition to the provisions of GTA Section 20.2 “Subcontracting”, Boeing may at any time during the performance of this SBP review Spirit’s make-or-buy plan and source selection for Products and Tooling considered critical by Boeing because of process requirements or manufacturing complexity; provided, that any subcontract by Spirit for the procurement of goods or services in excess of $[*****] U.S. Dollars from any source shall be subject to Boeing’s prior written approval. Boeing’s approval shall not be unreasonably withheld, conditioned, or delayed. Spirit shall in a timely manner submit to Boeing its proposed make-or-buy plan and proposed source selection before awarding any subcontract or purchase order with respect to any Products or Tooling. Boeing shall have the right to determine whether the proposed subcontractors are technically qualified to manufacture Products and Tooling in accordance with Boeing processes; provided, however, that Spirit may accompany Boeing when Boeing is investigating the qualifications of proposed subcontractors, and Boeing shall give Spirit reasonable notice of any such investigation. Any action taken by Boeing in connection with the approval, disapproval or qualification of subcontractors shall not be construed as relieving Spirit of any of its obligations under this SBP.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 17

12.8.1	Boeing Furnished Material; Bonded Stores Requirements
Material, including but not limited to raw material, standards, detail components, systems components and major assemblies, furnished to Spirit by Boeing (“Boeing Furnished Material”) shall be administered in accordance with and subject to the provisions of SBP Attachment 20 “Bonded Stores Requirements”.
Spirit and Boeing shall cooperate in the development of processes for the efficient management of Boeing Furnished Material. Spirit shall provide notice to Boeing and to the sources of Boeing Furnished Material of the required on-dock dates for all such material. Boeing and Spirit shall work together to establish reasonable lead times to permit Spirit to provide such sources with sufficient time to provide the material. Spirit and Boeing shall work together in good faith to implement a scheduling and ordering method that aligns Boeing Furnished Material delivery with the planned day of consumption as reflected in Spirit’s and its sub-tiers’ internal master schedules. Furthermore, Spirit and Boeing shall work together to establish a mutually agreeable supply chain extract from Spirit’s SAP (or equivalent) system for Boeing Furnished Material data. Spirit shall notify Boeing, as necessary, in the event of schedule conflicts between Spirit and Boeing sources of Boeing Furnished Material. All Boeing Furnished Material shall be provided to Spirit FOB [Spirit designated facility].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 18
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 18
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 18
SBP ATTACHMENT 1 TO
SPECIAL BUSINESS PROVISIONS

WORK STATEMENT AND PRICING (cont.)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 19

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES
(Reference SBP Sections 3.3.2.1, 3.3.2.2, 3.3.4.6, 3.4.1; GTA Section 1.0N, 1.0.P)

A.    Configuration

The configuration of each Production Article shall be as described in the Integrated Control Station Plan revision identified below, and in the Contract Change Notices listed in Paragraph B below as such Contract Change Notices relate to the configuration of any Production Article

Type	Product Number	Name	Manufacturing Change Level	Current Mfg Frozen LN	Extended Eff (Usage)
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 19
SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS
PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (cont.)

B.    Contract Change Notices

The following Contract Change Notices (CCN’s) are hereby incorporated into this SBP.

B.1	Non-D/MI Contract Change Notices:

A. All CCN’s listed in this Section B.1 are inclusive of all revisions and cancellations issued on or before December 21, 2010:
CCN 1 through 318, 320 through 542, 544 through 762, 764 through 766, 768 through 779, 781 through 871, 873 through 889, 891 through 984, 986 through 990, 992 through 1024, 1028 through 1100, 1102 through 1142, 1144 through 1148, 1150 through 1162, 1164 through 1170, 1172 through 1240, 1242 through 1295, 1298 through 1420, 1422 through 1440, 1442 through 1452, 1454 through 1461, 1463 through 1472, 1474 through 1503, 1505 through 1564, 1566 through 1593, 1595 through 1611, 1613 through 1616, 1618 through 1623, 1625 through 1633, 1635 through 1658, 1661 through 1671, 1673 through 1686, 1688 through 1696, 1698, 1700 through 1709, 1710, 1712 through 1716, 1718 through 1748, 1750, 1751, 1753 through 1763, 1765 through 1810, 1814 through 1833, 1837 through 1844, 1846 through 1856, 1858 through 1866, 1868 through 1895, 1897, 1898, 1901, 1904 through 1906, 1908, 1909, 1911 through 1914, 1919, 1921 through 1925, 1928, 1933 through 1937, 1940 through 1943, 1946 through 1950, 1952 through 1963, 1968, 1973 through 1976, 1980, 1982, 1984, 1985, 1988 through 1993, 1995, 1999, 2000, 2004, 2005, 2007, 2014 through 2019, 2021.

B. All CCN’s listed in this Section B1.B. are inclusive of all revisions committed on and before December 31, 2011 and which are effective on or before Shipset Line Number [*****]:

CCN 319, 543, 763, 767, 780, 991,1025 through 1027, 1101, 1143, 1149, 1171,1296,1297,1421,1441,1473,1504,1565,1594,1617,1624,1634,1659,1660,1687, 1697,1699,1717,1749,1752,1764,1770,1834,1836,1926,1927,1929 through 1932, 1938,1939,1945,1951,1966,1967,1969,1971,1972,1977 through 1979, 1981,1983,1986,1987,1994,1996 through 1998, 2002,2003,2006,2008 through, 2013, 2020, 2022 through 2037, 2039 through 2058, 2060 through 2073, 2075 through 2111, 2113, 2115, 2116, 2118, 2120 through 2108, 2130 through 2135, 2137 through 2139, 2141, 2143, 2145 through 2157, 2160, 2161, 2162.

C. All CCN’s listed in this Section B1.C. are inclusive of all revisions committed on and before December 31, 2012 and which are effective on or before Shipset Line Number [*****]:

CCN 1835, 1899, 1902, 1903, 1944, 1965, 1970, 2038, 2074, 2112, 2114, 2117, 2142, 2144, 2178.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 19

SBP ATTACHMENT 2 TO
SPECIAL BUSINESS PROVISIONS

PRODUCTION ARTICLE DEFINITION AND CONTRACT CHANGE NOTICES (cont.)

D. All CCN’s listed in this Section B.1.D are inclusive of all revisions committed on and before December 31, 2013 and which are effective on or before Shipset Line Number [*****]:

CCN 2001, 2059, 2129, 2140, 2172, 2197

E. All CCN’s listed in this Section B.1.E are inclusive of all revisions committed on and before December 31, 2014 and which are effective on or before Shipset Line Number [*****]:

CCN 2171, 2173, 2200

F. CCN 2207 is inclusive of all revisions committed on and before December 31, 2015 and which are effective on or before Shipset Line Number [*****].

G. CCN 2233 is inclusive of all revisions committed on and before December 31, 2016 and which are effective on or before Shipset Line Number [*****].

B.2 D/MI PtP Contract Change Notices:

    Section 41 D/MI CCN’s: 1163, 1241, 1915, 1916, 2158, 2159, 2168, 2170R2, 2179
2198, 2201

    Pylon D/MI CCN’s: 1811, 1812, 2166, 2179, 2198, 2201, 2208

    Wing LE D/MI CCN’s: 2167, 2170R2, 2198, 2201

    CCN’s listed above are inclusive of any numerical formatting convention, i.e. CCN 1 is the same as CCN-00001 or CCN 0001.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 20

SBP ATTACHMENT 3 TO
SPECIAL BUSINESS PROVISIONS

[Reserved]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 21

SBP ATTACHMENT 7 TO
SPECIAL BUSINESS PROVISIONS

PRICED PARTS LIST AND SPARES PRICING
(Reference SBP Sections 3.3.2.1, 3.3.4.6, 3.5.2.1, 4.3.1, 4.3.4.1, 4.3.4.2, 4.3.2, 4.5, 4.6.1, 4.6.2, 12.1.3, 12.10.1)

A.	Template for Creation of IPPL and Spare Parts Price Catalog (SPPC) as defined in SBP Section 3.5

IPPL Outline and Criteria

Indentured Parts list will be priced to a spareable part level.
IPPL pricing will be equivalent to the detail part pricing reflective of the [*****] Price based on an [*****] units. (The Parties shall mutually agree on the projected model mix to calculate the [*****].)

IPPL Pricing does not include Standards. Parties will establish a separate pricing list for Standards using [*****] methodology.
IPPL Pricing to be updated with the [*****] activity if necessary. IPPL Document to list [*****] prices for part families.
IPPL Document to list [*****] price for details and for assemblies (not including [*****])

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 22

SBP ATTACHMENT 10 TO
SPECIAL BUSINESS PROVISIONS

A10.3.1	Relocation/Subcontract Notification

Spirit shall not relocate or subcontract any Category I or II work without written Boeing acceptance (such acceptance shall not be unreasonably withheld, conditioned, or delayed). Notification to Boeing should be made to the Procurement Agent who manages the Spirit contract and shall contain the subcontractor name, address, telephone number, QA manager name, applicable part numbers, and part descriptions. Category I and II work is defined in FAA Order 8120.2, Appendix 4.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES
(Reference SBP Sections 7.8.1, 11.1, 12.10.1)

A.     Boeing Performed Repair and Rework

Prices for Boeing performed repair and rework (including traveled or incomplete work) shall utilize the following methodology

A.1	Price for non-conformance and traveled work identified in Spirit Generated Line Unit OSSN EPD (Open Ship Short Notification Emergent Process Document)

Definitions for Traveled Work Nomenclature:
SOI-A = All Traveled Work other than SOI-B
SOI-B = Traveled work resulting from PMI delivery delays that are the responsibility of Boeing or written instructions by Boeing to not complete certain Spirit responsible work.

Upon delivery of any Product by Spirit, all exceptions to defined configuration are documented by Spirit in a product known as a OSSN EPD or through other approved processes. Upon analysis by Boeing of such OSSN EPDs or other Spirit documented product, Boeing will establish incomplete work, repair and rework to be accomplished at Boeing’s facility. Incomplete Spirit work shall be comprised of incomplete work that is 1) due to Spirit (SOI-A) and 2) due to Boeing (SOI-B). The definition of this incomplete work will be documented in a product known as a “Closure Report”, or through other approved processes. Upon release of a line number Closure Report, or other documentation through approved processes, Boeing shall notify Spirit of the total quantity of SOI’s planned by Boeing for such Shipset multiplied by the prices per unit in table A.1.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Boeing shall notify Spirit of the total number of Line Unit OSSN EPDs due to traveled non-conformances. These shall be multiplied by the prices per unit in table A.1. The resulting values shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

Table A.1

Traveled Work Nomenclature	Price Per Unit
SOI-A	$[*****]
SOI-B	$[*****]
Non-conformance EPD	$[*****]

A.2	Price for non-conformance, repair or rework identified at Boeing

Boeing shall consolidate and notify Spirit in a timely manner of all non-conformance EPDs identified at Boeing deemed to be Spirit responsibility. Spirit shall notify Boeing in a timely manner of any exceptions to the assignment of responsibility of any non-conformance EPD. The Parties shall work in good faith to resolve such exceptions.

Upon delivery of an Aircraft to Boeing’s customer, Boeing shall notify Spirit of all non-conformance EPDs identified at Boeing for such Shipset multiplied by the prices per unit in table A.1. The resulting value shall be the costs and expenses incurred by Boeing for such repair or rework as provided in SBP Section 11.1.

A.3    Other incomplete work, repair or rework

For any other incomplete work, repair or rework, including such work performed at a consuming partner/supplier, Boeing shall notify Spirit of the costs and expenses incurred by Boeing for such repair and rework.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

A.4     Process for updating prices for Boeing performed traveled work, repair and rework

In the third calendar quarter of each year, the fixed prices for traveled work, repair and rework shall be updated.

The value for SOI-A shall be updated based on the following:
The total quantity of Boeing direct factory labor hours expended from January 1 through June 30 (occurring in the same year the third quarter update is being calculated) for those SOI’s completed by Boeing in those calendar months, shall be divided by the total quantity of the same SOI’s used to establish the total quantity of Boeing direct factory labor hours. The result shall be the average direct factory labor hours per SOI-A. [*****] additional [*****] shall be added to this average to account for additional support labor (M.E. Planning) not included in the above calculation or the Boeing wrap rate. The sum of the average hours per SOI-A plus [*****] shall be multiplied by the Boeing developed wrap rates. Boeing developed wrap rates shall reflect any annual changes in Boeing rates utilized for traveled work, repair and rework. The result shall be the fixed dollars per SOI-A for such work.

The value for SOI-B’s shall be updated based on the following:
The average direct labor hours per SOI-A described above shall be divided by [*****] and multiplied by the Spirit developed wrap as calculated in SBP Attachment 16, Paragraph C. This calculation shall exclude the additional [*****] incorporated in to the SOI-A calculation.

The value for Non-conformance EPD’s shall be updated based on the following:
The total quantity of Boeing direct factory labor hours expended from January 1 through June 30 (occurring in the same year the third quarter update is being calculated) for those EPD’s completed by Boeing in those calendar months, shall be divided by the total quantity of the same EPD’s used to establish the total quantity of Boeing direct factory labor hours. The result shall be the average direct factory labor hours per EPD. [*****] additional [*****] shall be added to this average to account for additional overhead not included in the above calculation or the Boeing wrap rate. The sum of the average hours per EPD plus [*****] additional [*****] shall be multiplied by the Boeing developed wrap rates for EPD work. Boeing developed wrap rates shall reflect any annual changes in Boeing rates utilized for traveled work, repair and rework. The result shall be the fixed dollars per EPD for such work.

During any update, the Parties may review the relationship of the Boeing direct factory labor hours and the hours of Boeing support to total rework hours and adjust the CER accordingly.

These updated values shall be effective beginning October 1st of each year and shall be in effect until the subsequent annual update.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

B.    Prices for Miscellaneous Work

The Price for any Miscellaneous Work shall be negotiated based on a proposal from Spirit which shall utilize the following rates and factors:

2006 Baseline Burdened Rate
Engineering	$[*****]
Tool Fabrication	$[*****]
Operations	$[*****]

Non Labor (includes travel, raw material and any special parts not addressed by Spare Parts provisions of contract	Non-labor $ + [*****]% of Non-labor $

$[*****]/hour for Engineering (including D.E., Stress, M.E. and any other direct labor providing input to the engineering statement of work).

$[*****]/hour for Operations (including direct production hours other than Spare Parts and support labor)

$[*****]/hour for tool fabrication.

The above rates are year 2006 base year rates and will be escalated to the period of performance in accordance with the methodology described in SBP Attachment 23, Section III.H.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

C.    Annual Shipset Price Adjustment

C.1    Introduction

As provided in SBP Section 7.2.2, a separate Annual Shipset Price Adjustment for each model for all changes shall be made in the first calendar quarter of each year. The following methodology and models shall be utilized as a basis for Price adjustments for all changes. Such models shall be subject to annual update based on changes in the cost estimating relationships (CER’s) or other model parameters reflecting the effect of Price adjustments.

C.2    Types of Changes
In recognition that changes will be implemented with the intent of reducing Spirit cost to achieve certain cost conditions, and that certain types of changes will affect Spirit costs in different manners, changes will be segregated in to 2 different categories: [*****]. Each of these 2 categories will be input independently in to the cost model (CER) and the result subject to the tests and process depicted in paragraph C.3.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

C.3    Process

[*****]

C.3.1    Pricing Models
The Shipset Price adjustment shall be the result of a Cost Estimating Relationship (CER) model as described in C.3.1.1 and C.3.1.2 which generates an average Price adjustment over an extended quantity of Shipsets.

This model contains two components, 1) a recurring price factor utilizing i) a weight based cost estimating relationship (CER) for fabrication and ii) a part count based CER for assembly and support as described in SBP Attachment 16, C.3.1.1 and 2) for nonrecurring not compensated or addressed in accordance with SBP Section 3.3.7 and SBP Attachment 23 and SBP Section 7.5, “TCM”, a nonrecurring price factor utilizing an average dollar per part card CER as described in SBP Attachment 16, C.3.1.2. Nonrecurring is treated as a price component amortized into recurring price, as described in Attachment 16, paragraph C.3.1.2.

The methodology for Price adjustments shall be as follows:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)
C.3.1.1 Recurring Price Factor

Recurring price factor adjustments

Recurring price factor calculations will be based on changes in weight for fabrication and Spirit installed part count for assembly and support. The pricing model price per pound (for fabrication) and price per part (for assembly) is set forth below. The authority source for weight data is the [*****] or its successor. The authority source for the Spirit installed/assembled part count is Spirit SAP (or equivalent).

Fabrication - Baseline recurring cost estimating relationships for the Fabrication category:

	Material Type Detailed Level	Dollars per pound Detailed Level
Section 41	Aluminum	[*****]
Titanium
Composite
Other
Wing Leading Edge	Aluminum	[*****]
Titanium
Composite
Steel
All other Other
Pylon	Aluminum	[*****]
Ti 5-5-5-3
All other Ti
CFRP
All other Comp
Steel
All other Other

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Recurring Price Factor Calculation Process for Fabrication category:

Step 1: [*****]

Step 2A: [*****]

Step 2B: [*****]

Step 3: [*****]

Step 4: [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Formula: [*****]

Example 1: [*****]

Example 2: [*****]

Step 5: [*****]

Assembly and Support - Baseline recurring cost estimating relationships for the Assembly and Support category:

$ per Part
Section 41	$[*****]
Wing Leading Edge	$[*****]
Pylon (simple average of [*****] and [*****])	$[*****]

Step 1:
[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Step 2: [*****]

Step 3: [*****]

Formula: [*****]

Example 1: [*****]

Example 2: [*****]

Step 4: [*****]

C.3.1.1.1 Cap on Application of Certain Recurring Price Factors for Work Transfers

In the event the result of the calculation in SBP Attachment 16, paragraph C3.1.1 or the actual cost exceeds [*****] dollars ($[*****]) (price increase or decrease) per Shipset for work transfers, either Party may propose alternative pricing methods. In the event the Parties do not reach agreement on the alternative pricing in time to incorporate it in to the Annual Shipset Price Adjustment, the CER value shall be utilized as an interim value and incorporated in to the Annual Shipset Price Adjustment until completion and incorporation of a negotiated agreement. Such agreement shall be incorporated in to the next Annual Shipset Price Adjustment and retroactively applied to the applicable Shipset Price effectivity as provided in SBP Attachment 16, paragraph C.3.3.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)
C.3.1.2 Parametrics for Certain Nonrecurring
For nonrecurring not compensated or addressed in accordance with SBP Section 3.3.7 and Attachment 23 and SBP Section 7.5, “TCM”, a nonrecurring price factor will be calculated utilizing:

1) For engineering changes resulting in a part card change (generally implemented through a Change Notice (CN)) - [*****]. A “part card” is defined as a unique engineering part number and is not the number of instances the engineering part is used. The authority source for part card count is ENOVIA.

The Parties acknowledge that those engineering changes identified as 95000 type changes, e.g. 95000E and 95000T are typically the result of engineering error. The nonrecurring effort for such 95000 type changes are not compensable. In the event Spirit deems a 95000 type change has been released and the cause of such change was not due to Spirit error, Spirit may request that any associated part card impact be included in the calculation set forth above.

2) For Planning effort associated with revisions to Wire Harness Installation Documents (WHIDs) impacted by the Electrical Corrective Action Team process (ECAT)s - [*****]. The authority source for WHIDs is DELMIA.

3) For new Tooling - A CER based model by tool type for tool design and tool fabrication will be used to calculate the value for new Tooling required as a result of new or changed parts driven by an engineering change described in C.3.1.2. [*****]. Spirit shall provide a list of tools generated from change activity by part number and Boeing shall review and validate.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

4) For revised Tooling - [*****]. Spirit shall provide a list of tools generated from change activity by part number and Boeing shall review and validate.

No later than February 15 of each year, the Parties shall establish:

1) The total part card change for engineering changes implemented in the previous calendar year, as defined by an extract from ENOVIA for all of the Spirit work packages for the same Line Unit. The Line Units used to establish the number of unique part card changes shall be the Line Units of the last Section 41 units delivered by Spirit to Boeing in the prior calendar year for each model.

2) The total new and revised tools as a result of new or changed parts driven by an engineering change described in C.3.1.2 developed by Spirit and validated by Boeing.

3) The total quantity of WHID changes implemented in the previous calendar year as defined by an extract from DELMIA for all of the Spirit work packages for the same line unit. The Line Units used to establish the number of changes shall be the Line Units of the last Section 41 units delivered by Spirit to Boeing in the prior calendar year for each model.

In the event the Parties are unable to agree on the total quantity of new and revised part cards and tools subject to such compensation in time to support the Annual Shipset Price Adjustment, [*****] shall be utilized. The Parties will continue to work to reconcile their differing counts and any subsequent adjustment shall be made at the next Annual Shipset Price Adjustment and applied retroactively.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

The methodology for deriving the nonrecurring price factor shall be a follows:

Table 1 - Engineering (Engineering, M.E., Operations and NC)

Hours per Part Card - New and revised (Eng, ME, Ops, NC)
Section 41	[*****]
Wing Leading Edge	[*****]
Pylon (applicable to [*****] and [*****])	[*****]
WHIDs	[*****]

Table 2 - New Tooling

Fixed Hours Per Tool
New Make
Tool Code	Design Hours	Fab Hours
AJ	[*****]	[*****]
BAJ	[*****]	[*****]
BOF	[*****]	[*****]
CP	[*****]	[*****]
DFT	[*****]	[*****]
DJ	[*****]	[*****]
FAJ	[*****]	[*****]
FME	[*****]	[*****]
FMHF	[*****]	[*****]
LJ	[*****]	[*****]
LM	[*****]	[*****]
ME	[*****]	[*****]
MF	[*****]	[*****]
MHF	[*****]	[*****]
MIT	[*****]	[*****]
MOLD	[*****]	[*****]
NCMIT	[*****]	[*****]
OHME	[*****]	[*****]
PME	[*****]	[*****]
PRE	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SME	[*****]	[*****]
TME	[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Table 3 - Reworked Tooling

Fixed Hours Per Tool
Tool Design	[*****]
Tool Fabrication	[*****]

Table 4 - Labor Rates

2006 Baseline Burdened Rate
Engineering (Includes Engineering, Tool Engineering, M.E., Operations and NC)	$[*****]/hour
Tool Fabrication	$[*****]/hour
The above rates are year 2006 base year rates and will be escalated to the period of performance in accordance with the methodology described in Attachment 23, Section III.H.

Step 1: [*****]

Step 2: [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)
C.3.1.2.1    Cap on Application of Certain Parametrics for Nonrecurring

In the event the result of the calculation in SBP Attachment 16, paragraph C.3.1.2 exceeds [*****] dollars ($[*****]) in any year, either Party may propose alternative pricing methods. In the event the Parties do not reach agreement on the alternative pricing in time to incorporate it in to the Annual Shipset Price Adjustment, the [*****] shall be utilized as an interim value and incorporated in to the Annual Shipset Price Adjustment until completion and incorporation of a negotiated agreement. Such agreement shall be incorporated in to the next Annual Shipset Price Adjustment and retroactively applied to the applicable Shipset Price effectivity as provided in SBP Attachment 16, paragraph C.3.3.

C.3.2         Annual Shipset Price Adjustment Calculations

The sums of the fabrication, assembly and amortized nonrecurring price factors shall be evaluated against the criteria specified in SBP Attachment 16, C.2 in determining the annual Price adjustments. Utilizing the examples generated in the fabrication factor and assembly factor sections above and assuming a nonrecurring factor of $[*****] per Shipset, the following are examples of resulting Annual Shipset Price Adjustment.

Scenario 1:

	[*****]	[*****]
Fabrication Factor	$[*****] (example 1)	-$[*****] (example 2)
Assembly Factor	$[*****] (example 1)	-$[*****] (example 2)
Nonrecurring Factor		$[*****]
Result	$[*****]	$[*****]

In Scenario 1: [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)

Scenario 2:

	[*****]	[*****]
Fabrication Factor	-$ [*****] (example 2)	$[*****] (example 1)
Assembly Factor	-$[*****] (example 2)	$[*****] (example 1)
Nonrecurring Factor	$[*****]	$[*****]
Result	-$[*****]	$[*****]

In Scenario 2: [*****]

C.3.3 Effectivity of Annual Shipset Price Adjustments
The Shipset Price adjustments shall be effective for all Products at the same Line Unit which shall be equivalent to the first Section 41 Shipset delivered on or after July 1 of the prior year. This represents an averaging of the impact of all changes over all Shipsets for that year. Such adjustments shall become payable upon contract amendment following the completion of the second quarter annual risk sharing evaluation as provided in SBP Section 4.10, if applicable.

Example:
The final 41 Section delivery in 2013 is Shipset 200. The first Section 41 delivered on or after July 1 in 2013 is Shipset 150. In Q1 of the year 2014, the Annual Shipset Price Adjustment process will utilize the configuration of Shipset 200 for all Products for all the calculations required to accomplish the Annual Shipset Price Adjustment. Such price shall be effective at Shipset 150 and-on for all Products.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 23

SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

PRICING METHODOLOGIES (cont.)
C.3.4    Update of CER Models
Upon completion of each Annual Shipset Price Adjustment, the Parties shall review the CER models and determine if any modifications or updates are necessary to reflect new information and experience. Such modifications or updates shall reflect the principles utilized to establish the initial CER models. These are:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

To provide reference and not as precedence, some of the methodology utilized to establish the initial CERs included:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 24

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT
(Reference SBP Section 7.5)

1.0	Introduction
For purposes of enabling Price reductions as contemplated in SBP Section 7.5, the Parties shall utilize the Total Cost Management (TCM) methodology described in this SBP Attachment. This TCM methodology facilitates identification of cost reduction opportunities for prioritization, business case evaluation, commitment, authorization and implementation of ideas with the purpose of reducing costs of Spirit's contracted statement of work.

2.0	Cost Saving Categories
With respect to Spirit’s contracted statement of work, the Parties shall collaborate to identify and implement cost reduction projects. Cost reduction projects shall be evaluated in the context of the overall benefit or impact to the Program and the Program Airplane. For purposes of illustration, but not limitation, the Parties may consider the following categories, ideas, and concepts when identifying potential cost reduction opportunities:
Supply Chain Architecture: - Reduce non-value added flow time, transactions, transportation and the associated costs. Align to “best value” suppliers taking into consideration the following non-exclusive list: lowest cost, highest quality, ability to offer higher assembly builds that align with Spirit’s strategic objective. Evaluate the benefits and the opportunities of various strategies, including: establishment of second sources, re-evaluation of make versus buy, establishment of common commodity purchases between Boeing’s major structure suppliers or where appropriate, re-evaluation of Boeing Furnished Material plans.
Raw Material Optimization - Review procurement practices to facilitate leveraging raw material costs to the fullest extent possible by utilizing the combined market forecast requirements of Spirit, Spirit’s sub-tier suppliers and Boeing as applicable and where appropriate.
Value Engineering - Changes to configuration, design requirements, material and process requirements that improve the manufacturability and/or producibility of the Product.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 24

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT (cont.)
Manufacturing optimization (metals and composites) - Reduce flow-time, improve machining feeds and speeds, improving composite lay-down rates, optimize equipment selection and tooling, and optimize material buy to fly ratios.
Restructure - Evaluate the benefits of restructuring the subcontracted build products that are delivered, or could be delivered, directly to the next higher level of assembly or integration.
Technology Insertion - Utilization and implementation of new technology that significantly improves raw material usage, design and manufacturability.
Tools and Processes: Evaluate the opportunity to optimize or simplify the design, build and project management requirements defined in the applicable commonality matrix referred to in Attachment 4 to the SBP; e.g. processes to manage PMI and design tools.
The Parties shall also consider in good faith such other cost reduction opportunities as may be jointly developed or independently developed by either Party.

3.0	Boeing and Spirit Engagement Processes
The parties will assign dedicated full-time personnel as necessary to develop and utilize a prioritized list of TCM ideas and provide schedule, technical and cost information that enables both parties to develop and evaluate a business case and implementation plan for each TCM idea.

3.1	Identify, Prioritize and Provide Business Case Information

3.1.1
Identify and Prioritize - The parties shall generate, prioritize and present ideas for review. Generating and prioritizing ideas for further review may be done independently or in collaboration with the other party when requested.

3.1.2
For ideas selected for further consideration, a business case shall be developed in accordance with the template provided in paragraph 5.0 below. Notwithstanding anything to the contrary herein, the Parties do not intend to modify or waive Boeing’s right to request information or Spirit’s obligation to provide information as set forth in other provisions of this SBP or the GTA, including without limitation SBP Section 7.2.1 and GTA Section 5.0. The template provided in paragraph 5.0 is an initial definition of the appropriate level of detail intended to accomplish the objectives of SBP Section 7.5 and this Attachment 26. Either party may request reasonable adjustments to the template to better support these objectives.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 24

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT (cont.)
Upon review of the business case information, if either party believes the TCM idea does not support the objectives set forth herein that party may provide a written explanation to the other.

3.2	Evaluate and Authorize TCM Ideas

3.2.1
For TCM ideas intended to be incorporated into the program approved baseline configuration of each Aircraft (pre-firm configuration), the Parties will use 787 trade study management product development processes including, but not limited to, airplane level studies, preliminary design decision memos, and configuration descriptions memos to evaluate, authorize, and implement such TCM ideas.

3.2.2
For TCM ideas intended to be incorporated after the program declares firm configuration for each Aircraft (post-firm configuration), the Parties will use the 787 common change process including, but not limited to, technical studies, change requests and change notices to evaluate, authorize and implement such TCM ideas.

3.2.3	For TCM ideas not related to Aircraft configuration, the Parties shall evaluate and authorize such TCM ideas in a manner consistent with the objectives of TCM and their respective RAA’s.

3.3	Pricing and Contract Amendment

The benefits of TCM on Prices shall not be incorporated discretely but shall be integrated with the Price Adjustments, Risk Sharing, and Cost Reduction Achievement Credit processes established in accordance with SBP Sections 4.10, 4.12, and 7.2 and Attachments 16, 27, and 30.

4.0	Changes Determined Not to Support Cost Reduction
In the event either Party determines a change does not meet the purpose of TCM, the change may be evaluated, authorized and compensated as any other change in accordance with SBP Sections 6 and 7.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 24

SBP ATTACHMENT 26 TO
SPECIAL BUSINESS PROVISIONS

TOTAL COST MANAGEMENT (cont.)

5.0	Business Case Development

In support of SBP Attachment 26, paragraph 3.0, a notional template for business analysis information is provided below:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing
(Reference SBP Section 4.10)

I.	Introduction

A.
The Prices for Shipsets [*****] and [*****] set forth in SBP Attachment 1 are subject to an annual risk sharing supplemental payment or credit as set forth in this Attachment 27. The evaluation of a supplemental payment or credit shall take place beginning in the second calendar quarter of the year following the delivery of Shipset [*****] and in each second calendar quarter annually thereafter, if applicable. The final evaluation of a supplemental payment or credit shall be made in the second calendar quarter of the year following Spirit’s delivery to Boeing of Shipset [*****].

B.
The evaluation of Spirit’s costs for Shipsets [*****] and [*****] and any supplemental payment or credit hereunder shall begin upon receipt of Spirit’s costs in accordance with the templates in this SBP Attachment 27, Section VI (the “Cost Templates”), which shall be submitted no later than [*****], and conclude no later than the [*****].

C.
An annual supplemental payment or credit shall be determined based on the combined result of 2 evaluations: 1) the Price effect of all change as calculated annually in accordance with SBP Section 7.2 and Attachment 16; and 2) a risk sharing calculation when certain Spirit cost conditions exist as specified and calculated in this Attachment 27, if applicable.

D.
Notwithstanding the above provisions, for purposes of evaluating risk and identifying opportunity, Spirit shall provide its costs to Boeing on or about [*****] utilizing the templates in this SBP Attachment 27, Section VI (the “Cost Templates”).

E.
For the avoidance of doubt, Spirit shall provide its costs to Boeing for Shipsets [*****] in accordance with Section I.D above. These Shipset costs shall not be subject to an Annual Review as set forth in this SBP Attachment 27 Section IV or the validation and audit process as set forth in this SBP Attachment 27 Section V. Spirit agrees to address any inquiries as reasonably requested by Boeing for the purposes of understanding Spirit's costs for Shipsets [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

II.	Baseline Prices and Risk Sharing Control Limits

A.
The annual supplemental payment or credit process contained in this Attachment 27 shall utilize the following baseline prices and risk sharing control limits. All prices and calculations shall be made on a total Shipset basis and not at an individual Work Package basis. Upon the establishment of Pricing for a Derivative, a table applicable to such Derivative shall be established and used. Prior to each annual calculation of the supplemental payment or credit, Column (A) shall be updated to reflect the Shipset Prices as determined in each first calendar quarter update in accordance with SBP Section 7.2 and Attachment 16:

787-8 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

787-9 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787-10 Model	(A)	(B)	(C)
	Attachment 1 Price	Upper Limit	Lower Limit
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%
Shipsets [*****] - [*****]	$[*****]	[*****]	[*****]
Shipsets [*****] - [*****]	$[*****]	+[*****]%	-[*****]%

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

III.	Annual Supplemental Payment or Credit

A.     Process Flow

[*****]

B.	No later than [*****] of each year, Spirit shall submit its costs to Boeing in accordance with the templates in this SBP Attachment 27, Section VI (the “Cost Templates”).

C.	The average Shipset Prices for Shipsets delivered in the prior calendar year shall be compared to these costs and result in a risk sharing calculation.

D.	Risk Sharing Calculation - The risk sharing supplemental payment or credit shall be determined on the basis of Spirit’s cost condition as follows:

1.	Spirit costs exceed the updated average Shipset Price for the prior calendar year but are less than the Upper Limit (B)

a.	Supplemental payment calculation: [*****]

b.	Example: [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

2.	Spirit costs for the prior calendar year are greater than the average Upper Limit (B)

a.	Supplemental payment calculation: [*****]

b.	Example: [*****]

3.	Spirit costs are less than the updated average Shipset Price for the prior calendar year but are greater than the Lower Limit (C)

a.	Supplemental credit calculation:[*****]

b.	Example: [*****]

4.	Spirit costs for the prior calendar year are less than the Lower Limit (C)

a.	Supplemental credit calculation: [*****]

b.	Example: [*****]

IV. Support of Annual Review

A.
In the event Boeing determines in good faith, using standards that are commercially reasonable, that Spirit has not provided adequate data, records or support for its Cost Template in a manner to support the conclusion of the Annual Review set forth in Section I.B, Boeing shall notify Spirit of this determination in writing as soon as possible, but in any event, prior to the conclusion of the Annual Review period. In such notice, Boeing shall identify with specificity the reason it believes that Spirit has not provided adequate data, records or support. Spirit shall have [*****] days following the scheduled conclusion of such Annual Review to address any issues identified by Boeing in such notice. In the event Spirit does not adequately address the issues during this [*****] day cure period, Boeing shall be entitled to a supplemental credit payment for Shipsets delivered in the prior calendar year in the amount of [*****] of the Prices paid for such Shipsets. In no event shall Boeing take action on the supplemental credit during the [*****] day cure period.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

V.	Validation and Audit process
Spirit agrees to provide any supplemental information as reasonably requested by Boeing and Boeing shall have the right to verify such information at Spirit’s facilities.

VI.	Cost Review Cost Templates

A.
Spirit will provide several reports. These reports will support both the annual risk sharing adjustment as well as provide information to further guide cost reduction activities. The Parties agree that reports provided by Spirit shall meet the following general requirements:  (1) data included in the reports shall allow for direct comparison to the [*****], (2) report formats shall be established to be consistent with Spirit's existing systems for[*****] and to minimize the amount of data translation required by Spirit, and (3) data provided in the reports shall be auditable.

These reports will be provided by [*****] for the prior calendar year and by [*****] for [*****] of the current calendar year.

Other general features include:

1.
All costs, including recurring and nonrecurring, associated with production end items (exclude spares, POA’s, -9 NR, -10 NR, and [*****]% of the depreciation expense in Spirit’s line unit costs for equipment and tooling purchased to achieve the rate increase from [*****] Airplanes per Month to [*****] Airplanes per Month)

2.	Data can be summarized to total line unit for comparison to Total Spirit Contract Price.

3.	Detail available at the end item level.

4.	Capability to drill down as necessary (reference Paragraph V)

A.	Templates and Descriptions

The templates in this Section are an initial definition of the appropriate level of detail intended to accomplish the required objectives of SBP Section 4.10 and this Attachment 27. Boeing shall advise Spirit of any reasonable adjustments to these templates for the purpose of providing Boeing better insight and accountability in the pursuit of these objectives. Boeing’s requests for adjustment shall recognize the capabilities of Spirit’s accounting systems and Spirit shall provide these adjusted templates. These templates are also subject to revision based on changes to Spirit’s accounting systems.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS
Risk Sharing (cont.)

a)
Assigned Value Template - primary function: support annual risk sharing adjustment. The actual annual risk sharing adjustment shall be calculated from the values in this report. The template will include the following (Example templates are in the noted Exhibits to this Attachment 27):

Section 41 (Exhibit A)	Pylon (Exhibit B)
[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Movable Leading Edge (Exhibit C1)	Fixed Leading Edge Leading (Exhibit C2)
[*****]	[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

b)	Incurred Value Templates - primary functions: i) aid in validating the Assigned Value Template, and ii) guide cost reduction activities.

Incurred Cost Performance Report for total 787 Program Work Packages by major function with the Total Operations level broken down by Cost Center where available and will include the following:

Section 41, Pylon, and Movable Leading Edge (Exhibit D)	Section 41, Pylon, and Movable Leading Edge Costing Rate Templates (Exhibit L)
[*****]	[*****]
Section 41, Pylon, and Fixed/Movable Leading Edge Purchased Parts Extract (Exhibit M)
[*****]
Section 41, Pylon, and Fixed/Movable Leading Edge [*****] for production rate increase from [*****] APM to [*****] APM (Exhibit N)
[*****]
787 Section 41 Control Station to Cost Center Matrix (Exhibit J)

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit A
Section 41 Assigned Value Template

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit B
Pylon Assigned Value Template:

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit C1
Wing Leading-Edge Assigned Value Template - MLE

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit C2
Wing Leading-Edge Assigned Value Template - FLE

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit D

Section 41, Pylon, and MLE Incurred Value Template

787 - Total Operations
Richardson
Weekly Cost Performance Report - February
Actuals vs 2011 Q1 MEAC

	Week 3			Month to Date			Year to Date		
	Actual	2011 Q1 MEAC	Variance (Unfavorable)	Actual	2011 Q1 MEAC	Variance (Unfavorable)	Actual	2011 Q1 MEAC	Variance (Unfavorable)
[*****]	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	0	0	0	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	$0	$0	$0	$0	$0	$0	$0	$0
	$0	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**	**$0**
	$0	$0	$0	$0	$0	$0	$0	$0	$0

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit J

Section 41 Control Station to Cost Center Matrix

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit L
Costing Rate Templates

787 Composite Barrel Q4 2016

[*****]

	2016	2017	2018	2019	Q4 2016 Rate Detail 2016	Q4 2016 Rate Detail 2017	Q4 2016 Rate Detail 2018	Q4 2016 Rate Detail 2019
	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit M

787 Section 41, Pylon and Wing Leading Edge Purchased Parts Extract

Report of procured engineered parts by Work Package containing part number, part nomenclature, quantity per shipset, then-current price, supplier name and contract expiration.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 25

SBP ATTACHMENT 27 TO
SPECIAL BUSINESS PROVISIONS

Risk Sharing (cont.)

Exhibit N

Equipment and Tooling Depreciation Expense for Rate Increase from [*****] Shipsets per Month to [*****] Shipsets per Month

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 26

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than 14 Shipsets Per Month
(Reference SBP Section 3.2.1)

All values are established at the time of calculation based on current delivery schedule, increased delivery forecast and Shipset pricing in place at that time.
Variables:
B1, B2, B3…B10 = Current Boeing forecasted deliveries by year for the [*****] years beginning in the year rates are projected to be greater than 14 Shipsets per month, but capped at 14 Shipsets per month.
C1, C2, C3…C10 = Boeing projected deliveries by year for [*****] years beginning in the year rates are projected to be greater than 14 Shipsets per month, but not capped.
R1 R2, R3 …- R10 = Average Shipset prices by year for the [*****] year period beginning at the point rates are projected to be greater than 14 Shipsets per month (note: if the [*****] year period extends beyond those priced in Attachment 1, the average price for the [*****] priced shipsets priced in Attachment 1 will be applied to those Shipsets beyond those priced in Attachment 1 to establish the total [*****] year period).
[*****]% = Profit margin value resulting in a factor of [*****] applied to calculation below.
[*****]% = Contribution margin value.
[*****]% = NPV annual discount rate.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 26

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than 14 Shipsets Per Month (cont.)
Calculations:
I1, I2, …IN = Estimate of Spirit capital investment by year.
S1, S2, S3…S10 = the additional projected contribution margin by year based on additional projected deliveries which shall be calculated as [*****]

•	NPV Calculation: If n is the number of cash flows in the list of values, the formula for NPV is:
Result: If NPV of S1,S2,S3,S4,S5,S6,S7,S8,S9,S10 > NPV of I1,I2…,IN, Spirit investments are covered.
Example:
Assumes the following Capital Investments.
Tooling     $[*****]
PP & E     $[*****]
Assume 14 APM going to [*****] APM
Assume [*****] APM first line unit is [*****] so average price per year would start at LU [*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 26

SBP ATTACHMENT 28 TO
SPECIAL BUSINESS PROVISIONS

Business Case for Rates Greater Than 14 Shipsets Per Month (cont.)
Example of Contribution Calculation

[*****]

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 27

SBP ATTACHMENT 30 TO
SPECIAL BUSINESS PROVISIONS

Cost Reduction Achievement Credit
(Reference SBP Section 4.12)

I.
Shipsets [*****] shall be subject to an annual cost reduction achievement credit evaluation as set forth in this SBP Attachment 30. The provisions set forth herein shall apply to only 787-[*****] Shipsets and shall not apply to 787-[*****] Shipsets. Following the completion of the risk sharing activity set forth in SBP Attachment 27 (if applicable), the evaluation shall take place beginning in the third calendar quarter of the year following the delivery of Shipset [*****] and in each third calendar quarter annually thereafter. The final evaluation shall be made in the third calendar quarter of the year following Spirit’s delivery of Shipset [*****]. For the avoidance of doubt, all calculations shall be made on a total Shipset basis and not at an individual work package basis. The Shipsets to be included in the annual evaluation shall be based on the Section 41 units delivered by Spirit to Boeing in a given calendar year.

II.
The credit shall be calculated using Spirit’s Shipset costs provided to Boeing in accordance with SBP Attachment 27 and the cost figures identified in Table A below. Notwithstanding the foregoing and for the purpose of clarity, Spirit’s Shipset costs shall not be adjusted downward for (a) [*****] or (b) [*****] for purposes of determining the credit as set forth in this SBP Attachment 30. In the event Spirit’s statement of work is modified due to work transfers in accordance with the SBP, the Parties shall determine whether an adjustment to the cost figures is appropriate and modify the cost figures in Table A below accordingly.

Table A

Model	Shipsets	Annual Production Rate	Cost Figure
787-9/-10	Shipsets [*****]-[*****]	<[*****] APM	No credit evaluation
787-9/-10	Shipsets [*****]-[*****]	[*****] APM	$[*****]
787-9/-10	Shipsets [*****]-[*****]	Between [*****] & [*****] APM	[*****] calculated per paragraph IV below
787-9/10	Shipsets [*****]-[*****]	[*****] APM	$[*****]
787-9/-10	Shipsets [*****]-[*****]	>[*****] APM	No credit evaluation

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

For Shipsets [*****] - [*****], in the event Spirit’s [*****] Shipset [*****] is less than the [*****] figures identified in Table A above, the Parties will [*****] share ([*****]) the difference between the applicable [*****] figures identified above and the [*****] Shipset [*****].

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 27

SBP ATTACHMENT 30 TO
SPECIAL BUSINESS PROVISIONS

Cost Reduction Achievement Credit (cont.)

For Shipsets [*****] - [*****], in the event Spirit’s [*****] Shipset [*****] is less than the [*****] figures identified in Table A above but greater than the [*****] limit as set forth in SBP Attachment 27 Section II.A., the Parties will [*****] share ([*****]) the difference between the applicable [*****] figures and the [*****] Shipset [*****]. In the event Spirit’s annual Shipset [*****] is at or below the [*****] limit as set forth in SBP Attachment 27 Section II.A., the provisions set forth in this SBP Attachment 30 shall not apply.

In the event Shipsets [*****] and [*****] are delivered in the same calendar year, the Parties shall complete two separate evaluations utilizing the methodology set forth above (one for Shipsets delivered through Shipset [*****] and one for Shipsets delivered beyond Shipset [*****]).

III.
For any resulting credit, Boeing shall submit an invoice to Spirit for the mutually agreed amount and Spirit shall pay the invoiced amount within [*****] days after receipt of a correct and accurate invoice.

IV.
In the event the production rate is not constant at [*****] Shipsets per month or [*****] Shipsets per month in a given year, the Parties will utilize a [*****] based on the production rate break(s) and the cost figures identified in the table above to determine the appropriate cost figure to complete the evaluation. In the event the production rate is decreased to less than [*****] Shipsets per month or increased to greater than [*****] Shipsets per month, the provisions set forth in this SBP Attachment 30 shall not apply.

V.
In the event Spirit’s average annual Shipset cost is less than the applicable cost figure identified in Table A above and the Parties reasonably determine that the associated cost reductions were proposed and initiated by Spirit, the Parties shall mutually agree on an appropriate substitute method in lieu of the foregoing to share such savings below the applicable cost figure that reflects the relative participation of the Parties in achieving such cost reduction. For the avoidance of doubt, Boeing’s share shall not exceed [*****] percent ([*****]) for any such substitute method.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____

Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

SBP BCA-MS-65530-0019, Amendment No. 25 Exhibit 27

SBP ATTACHMENT 30 TO
SPECIAL BUSINESS PROVISIONS

Cost Reduction Achievement Credit (cont.)
Examples

1.	For Shipsets [*****] - [*****] ([*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure.
a. Credit calculation: [*****]
b. Example: [*****]

2.	For Shipsets [*****] - [*****] ([*****] Shipsets at [*****] APM and [*****] Shipsets at [*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure.
a. Credit calculation: [*****]
b. Example: [*****]

3.	For Shipsets [*****] - [*****] ([*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure but greater than the [*****] limit as set forth in SBP Attachment 27.
a. Credit Calculation: [*****]
b. Example: [*****]

4.
For Shipsets [*****] - [*****] ([*****] APM), the [*****] Shipset [*****] is less than the applicable [*****] figure and the [*****] limit as set forth in SBP Attachment 27 Section II.A.. The provisions set forth in this SBP Attachment 30 shall not apply and no credit will be paid.

787 SBP between Boeing and Spirit
SBP BCA-MS-65530-0019, Amendment No. 25                         Boeing Initials:_____ Spirit Initials:_____